UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 29, 2023

(Date of earliest event reported)

FALCONSTOR SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400,

Austin, TX 78701

(Address of principal executive offices, including zip code)

631-777-5188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2023, FalconStor Software, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 31, 2023. As of the record date of May 26, 2023, there were 7,122,199 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to notice of and to vote at the Annual Meeting as well as an additional 87,815 shares that could vote pursuant to the terms of the Company’s outstanding Series A Preferred Stock.  The final voting for the matters submitted to a vote of stockholders was as follows:

Proposal No. 1 — Election of Directors

At the Annual Meeting, stockholders voted for the election of Barry Rudolph as a director for a three-year term until the annual meeting of stockholders to be held in 2026 or until his successor is elected and qualified. Mr. Rudolph received the requisite plurality of the votes cast by the holders of shares present at the Annual Meeting in person or by proxy and entitled to vote thereon, and, accordingly, was elected to the Board of Directors.  The number of votes cast for and withheld from Mr. Rudolph is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barry Rudolph	4,422,122	2,186	1,755,855

Proposal No. 2 — Approval of Say on Pay Proposal

The proposal for the approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,403,272	20,905	131	1,755,855

Proposal No. 3 — Approval of Frequency of Say on Pay Vote

The stockholders cast votes on the non-binding advisory proposal on the frequency of future advisory votes on executive compensation in the amounts shown below. Consistent with these voting results and the recommendation of the Company’s board of directors, the Company’s board of directors has determined that the Company will hold an advisory vote to approve executive compensation every year until the next required advisory vote on the frequency of such a vote.

1 Year	2 Years	3 Years	Abstain
4,286,273	173	5,840	72,416

Proposal No. 4 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Marcum LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2023 was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,176,021	4,127	15	—

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Vincent Sita
		Name:	Vincent Sita
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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